UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
_______________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
AKEBIA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
n/a
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! AKEBIA THERAPEUTICS, INC. 245 FIRST STREET CAMBRIDGE, MA 02142 AKEBIA THERAPEUTICS, INC. 2024 Annual Meeting June 6, 2024 10:00 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/AKBA2024 You invested in AKEBIA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 6, 2024. Vote in Advance of the Meeting Vote by June 5, 2024 11:59 PM ET Visit www.ProxyVote.com Vote Virtually at the Meeting* June 6, 2024 10:00 AM ET Virtually at: www.virtualshareholdermeeting.com/AKBA2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V43660-P05998 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V43661-P05998 1. Election of three Class I Directors to serve until the Company’s 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. For Nominees: 01) Ronald E. Frieson 02) Steven C. Gilman, Ph.D. 03) Cynthia Smith 2. Approval of an amendment to the Akebia Therapeutics, Inc. 2023 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 9,800,000 shares. For 3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement. For 4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.